UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

MERIDIAN WASTE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104
Milton, GA 30004
 (Address of principal executive offices)

(678) 871-7457
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Waiver and Consent Letter

As previously disclosed, Meridian Waste Solutions, Inc. (the “Company”), Here to Serve - Missouri Waste Division, LLC (“Missouri Waste”), Here to Serve - Georgia Waste Division, LLC (“Georgia Waste”), Brooklyn Cheesecake & Dessert Acquisition Corp. (“BCDA”), Meridian Land Company, LLC (“Meridian Land”), Christian Disposal, LLC (“Christian Disposal”), and FWCD, LLC (“FWCD” and together with the Company, BCDA, Missouri Waste, Georgia Waste, Meridian Land, and Christian Disposal, the “Companies”), and certain subsidiaries of the Company, the Lenders from time to time party thereto and Goldman Sachs Specialty Lending Group, L.P., as administrative agent for Lenders, Collateral Agent, and Lead Arranger executed and delivered that certain Waiver and Consent Letter (the “Original Waiver Letter”) to provide its waiver of and consent to certain terms and conditions of that certain Credit and Guaranty Agreement, dated as of December 22, 2015, as amended, by and among the parties to the Waiver Letter (the “Credit Agreement”).

Pursuant to the Waiver Letter, the Administrative Agent and Lenders waived the required mandatory prepayment of the Loans under Section 2.13(c) of the Credit Agreement with respect to any cash proceeds received in connection with the issuance, on or prior to December 31, 2016, of common stock of the Company offered pursuant to a Qualified Offering (as defined in the Original Warrant Cancellation Agreement, as defined below) pursuant to that certain Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “Commission”) on September 9, 2016, as amended. Also pursuant to the letter, the Administrative Agent and Lenders consented to the payment in full of that certain convertible promissory note in the principal amount of $1,250,000 issued by the Company on December 22, 2015, on or prior to December 31, 2016, with cash proceeds received in connection with the Qualified Offering. Additionally, the Administrative Agent and Lenders have consented to the cancellation of that certain Amended and Restated Common Stock Purchase Warrant dated as of July 19, 2016 (the “Amended and Restated Warrant”), upon the effectiveness of the Warrant Cancellation Agreement and subject to the terms and conditions thereof. Finally, pursuant to the Waiver Letter the Company has agreed that it will not issue any additional shares of Series C Preferred Stock, without the prior written consent of the Administrative Agent and requisite Lenders.

Effective January 9, 2017, the parties to the Original Waiver Letter entered into that certain amended waiver letter, which extended certain deadlines of December 31, 2016 until February 28, 2017 (the “Amended Waiver Letter”).

The above description of the Amended Waiver Letter does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended Waiver Letter, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Amended and Restated Warrant Cancellation and Stock Issuance Agreement

As previously disclosed, the Company entered into that certain Warrant Cancellation and Stock Issuance Agreement (the “Original Warrant Cancellation Agreement”), dated as of December 9, 2016, with Goldman, Sachs & Co. (“GS”). Pursuant to the Warrant Cancellation Agreement, upon the closing of a “Qualified Offering” as defined in the Warrant Cancellation Agreement, the Amended and Restated Warrant will be cancelled and the Company will issue to GS restricted shares of common stock in the amount equal to a 6.5% ownership interest in the Company calculated on a fully-diluted basis, which includes the shares of common stock issued pursuant to this offering, but excludes all warrants issued pursuant to such Qualified Offering and all shares underlying such warrants, pursuant to the terms and conditions of the Warrant Cancellation Agreement. Pursuant to the Warrant Cancellation Agreement, GS entered into a lock-up agreement, prohibiting the offer for sale, issue, sale, contract for sale, pledge or other disposition of any of the Company’s common stock or securities convertible into common stock for a period of 180 days after the date of the Qualified Offering, and no registration statement for any of our common stock owned by GS can be filed during such lock-up period. In connection with the Warrant Cancellation Agreement, the Company and GS intend to enter into a Registration Rights Agreement, pursuant to which GS will be granted certain registration rights with respect to the shares to be issued pursuant to the Warrant Cancellation Agreement, with such registration rights intended to be substantially similar to those provided in the Amended and Restated Warrant, provided that such registration rights will not be exercisable and will not permit the filing of any registration statement during the lock-up period to which GS is subject. In the event the Company’s public offering does not close prior to December 31, 2016 or does not result in proceeds to the Company sufficient to satisfy the definition of Qualified Offering, the Warrant Cancellation Agreement will not become effective and the Amended and Restated Warrant would remain in full force and effect.

Effective January 9, 2017, the Company and GS entered into that certain Amended and Restated Warrant Cancellation Agreement, which extended the deadline for an offering to meet the definition of “Qualified Offering” therein from December 31, 2016 until February 28, 2017 (the “Amended and Restated Warrant Cancellation Agreement”).

The above description of the Amended Warrant Cancellation Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended Warrant Cancellation Agreement, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities underlying the Amended and Restated Warrant and the securities to be issued pursuant to the Warrant Cancellation Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and will receive, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1
Waiver and Consent Letter, dated as of December 9, 2016, entered into by and among Here to Serve – Missouri Waste Division, LLC, Here to Serve – Georgia Waste Division, LLC, Brooklyn Cheesecake & Desserts Acquisition Corp., Meridian Land Company, LLC, Christian Disposal, LLC, and FWCD, LLC, Meridian Waste Solutions, Inc. (the “Company”) and certain subsidiaries of the Company, as Guarantors, the Lenders party hereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Collateral Agent, and Lead Arranger (incorporated by reference to Exhibit 4.1 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the Commission on December 15, 2016)

4.2
Waiver and Consent Letter, dated as of January 9, 2017, entered into by and among Here to Serve – Missouri Waste Division, LLC, Here to Serve – Georgia Waste Division, LLC, Brooklyn Cheesecake & Desserts Acquisition Corp., Meridian Land Company, LLC, Christian Disposal, LLC, and FWCD, LLC, Meridian Waste Solutions, Inc. and certain subsidiaries of the Company, as Guarantors, the Lenders party hereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Collateral Agent, and Lead Arranger*

10.1
Warrant Cancellation and Stock Issuance Agreement (incorporated by reference to Exhibit 10.1 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the Commission on December 15, 2016)

10.2	Amended and Restated Warrant Cancellation and Stock Issuance Agreement (incorporated by reference to Exhibit 4.25 to the Meridian Waste Solutions, Inc. Amendment No. 5 to the Registration Statement on Form S-1 filed with the SEC on January 11, 2017)

 *filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN WASTE SOLUTIONS, INC.

Date: January 13, 2017	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer